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                                                                    EXHIBIT 32.3

                    CERTIFICATION OF CHIEF ACCOUNTING OFFICER
     PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) AND 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of The Meridian Resource Corporation (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Lloyd V. DeLano, Chief Accounting Officer of the Company, certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004

                                                /s/ Lloyd V. DeLano
                                                -------------------------------
                                                Lloyd V. DeLano
                                                Chief Accounting Officer